EXHIBIT 99.1

Recycling Asset Holdings, Inc., formerly known as Industrial Services of America, Inc., Announces Initial Liquidating Distribution

LOUISVILLE, KY (December 30, 2019) – Recycling Asset Holdings, Inc, formerly known as Industrial Services of America, Inc., (NASDAQ: IDSA) (the “Company”), today declared an initial liquidating distribution of $1.02 per share payable on January 14, 2020 to shareholders of record as of January 13, 2020 (the “Final Record Date”). The Company formally changed its name to Recycling Asset Holdings, Inc. as of December 27, 2019.

On December 16, 2019, the Company announced that it had closed on the sale transaction (the “Transaction”) contemplated by its previously announced definitive asset purchase agreement (the “Purchase Agreement”) with River Metals Recycling LLC (“River Metals”), pursuant to which River Metals has acquired substantially all of the assets of the Company and its wholly-owned subsidiaries and assumed certain liabilities of the Company and its wholly-owned subsidiaries.

As previously announced, following completion of the Transaction, the Company has begun dissolution. Today’s announced declaration is the initial liquidating distribution amount as determined by the Company’s board of directors. Additional monies may be distributed over time based on cash available, after reflecting any reserve for future contingent liabilities, operating costs and any other uses of cash. The Company intends to communicate future distribution amounts, if any, to shareholders as more information related to future contingencies, operating costs and other uses of cash becomes available.

The Company will close its transfer books on the Final Record Date. After the Final Record Date, the Company will generally not record any further transfers of our common stock. In connection with the payment of the liquidating distribution, shareholders will be required to surrender certificates, if any, representing their shares of common stock in order to receive distributions. Shareholders should not forward their stock certificates before receiving instructions to do so.

About Recycling Asset Holdings, Inc.

Headquartered in Louisville, Kentucky, Recycling Asset Holdings, Inc., formerly known as Industrial Services of America, Inc., up until the closing of the Transaction, bought, processed and marketed ferrous and non-ferrous metals and other recyclable commodities.

Forward-Looking Statements

The statements in this press release that are not historical, including without limitation statements regarding the Company’s beliefs, expectations, prospects, strategic plans and statements regarding the Plan of Dissolution approved by its shareholders on November 20, 2019 (the “Plan of Dissolution”) or any other future events, constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact should be considered “forward-looking statements” for these purposes. In some cases, forward-looking statements can be identified by the use of such terminology as “may,” “will,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “potential,” or “continues,” or the negative thereof or other similar words. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct.

Examples of forward-looking statements include, but are not limited to, those regarding the transactions contemplated by the Purchase Agreement and the Plan of Dissolution, including any distributions to shareholders. Forward-looking statements are subject to inherent risks and uncertainties, and actual results and developments may be materially different from those expressed or implied by the forward-looking statements. Important factors, some of which are outside the Company’s control, that could cause actual results to differ from those expressed or implied by the forward-looking statements and affect the Company’s ability to make shareholder distributions include the amount the Company will be required to pay to satisfy unknown or contingent liabilities in the future; the cost of operating the business through the final liquidation; general business and economic conditions; the possibility that the other anticipated benefits from the sale of the business or the Plan of Dissolution will not be realized; and other risks as set forth in the Company’s filings from time to time with the SEC.

Further information on risks the Company faces is contained in its filings with the SEC, including its Form 10-K for the fiscal year ended December 31, 2018, and the definitive proxy statement on Schedule 14A filed on October 21, 2019. Any forward-looking statement made by the Company speaks only as of the date on which it is made. Factors or events that could cause its actual results to differ may emerge from time to time, and it is not possible to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.